Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

LILIS ENERGY, INC.

AND

THE LENDERS PARTY HERETO

Annex A – Selling Stockholder Notice and Questionnaire

-i-

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 26, 2017, by and among Lilis Energy, Inc., a Nevada corporation (the “Company”), and each of the parties executing this Agreement as a Lender (each, a “Lender” and collectively, the “Lenders”).

WHEREAS, this Agreement is made pursuant to the Credit Agreement, dated as of April 26, 2017 (the “Credit Agreement”), among the Company, the Guarantors party thereto, the Lenders and Wilmington Trust, National Association, as Administrative Agent, pursuant to which the Lenders are making the Term Loan to the Company on the date hereof and thereafter may make Delayed Draw Term Loans to the Company;

WHEREAS, the Loans are convertible as provided in the Credit Agreement into shares of Common Stock or shares of Lender Preferred Stock, and shares of Lender Preferred Stock are convertible as provided in the Certificate of Designations into shares of Common Stock; and

WHEREAS, the Company has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Lenders pursuant to the Credit Agreement.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01         Definitions.

Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement. The terms set forth below are used herein as so defined:

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Commission” means the U.S. Securities and Exchange Commission, including the staff thereof as applicable.

“Common Share Price” means the volume weighted average closing price of the Common Stock (as reported by the Primary Exchange on which the Common Stock is then traded) for the ten (10) trading days immediately preceding the date on which the determination is made (or, if such price is not available, as determined in good faith by the Board of Directors).

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Company Securities” has the meaning specified therefor in Section 2.04(c)(i).

“Credit Agreement” has the meaning specified therefor in the recitals of this Agreement.

“Effectiveness Period” has the meaning specified therefor in Section 2.01(e).

“Expenses” has the meaning specified therefor in Section 2.10(a).

“Filing Date” has the meaning specified therefor in Section 2.01(a).

“Holder” means the record holder of any Registrable Securities; provided, that (a) each Lender shall be deemed to be the record holder of the Registrable Securities issuable upon conversion of the Loans made by such Lender and issuable upon conversion of shares of Lender Preferred Stock issuable upon conversion of such Loans and (b) each record holder of shares of Lender Preferred Stock shall be deemed to be the record holder of the Registrable Securities issuable upon conversion of such shares of Lender Preferred Stock, in each case for purposes of this definition and all other references in this Agreement to holding or owning Registrable Securities.

“Indemnified Party” has the meaning specified therefor in Section 2.10(c).

“Indemnifying Party” has the meaning specified therefor in Section 2.10(c).

“Lender” and “Lenders” have the meanings specified therefor in the introductory paragraph of this Agreement.

“Losses” has the meaning specified therefor in Section 2.10(a).

“Majority Holders” means, at any time, the Holder or Holders of more than fifty percent (50%) of the Registrable Securities at such time.

“Managing Underwriter” means, with respect to any Underwritten Offering, the lead book-running manager(s) of such Underwritten Offering.

“Other Securities” has the meaning specified therefor in Section 2.04(c)(i).

“Piggybacking Holder” has the meaning specified therefor in Section 2.04(a).

“Piggyback Underwritten Offering” has the meaning specified therefor in Section 2.04(a).

“Registrable Securities” means (a) the shares of Common Stock issuable upon conversion of the Loans pursuant to the terms of the Credit Agreement, and (b) to the extent that any shares of Lender Preferred Stock are issued or issuable upon conversion of the Loans pursuant to the terms of the Credit Agreement, the shares of Common Stock issuable upon conversion of such shares of Lender Preferred Stock pursuant to the terms of the Certificate of Designations, in each case until such Registrable Securities cease to be Registrable Securities pursuant to Section 1.02.

“Registrable Securities Amount” means the Common Share Price times the number of applicable Registrable Securities.

“Registration Expenses” means all expenses, other than Selling Expenses, incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities on a Registration Statement and the disposition of such Registrable Securities, including, without limitation, all registration, filing, securities exchange listing fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, fees of transfer agents and registrars, all word processing, duplicating and printing expenses and the fees and disbursements of counsel to the Company and the independent public accountants for the Company, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, and the reasonable fees and expenses of one counsel for all Holders.

“Registration Statement” means (a) the Shelf Registration Statement and (b) any other registration statement of the Company filed or to be filed with the Commission under the Securities Act in which Registrable Securities are or, as the context requires, may be included in the securities registered thereby pursuant to this Agreement.

“Requesting Holder” has the meaning specified therefor in Section 2.02(a).

“Requesting Holder and Shelf Piggybacking Holder Securities” has the meaning specified therefor in Section 2.02(c)(i).

“Rule 415 Limitation” has the meaning specified therefor in Section 2.01(b).

“Section 2.02 Maximum Number of Shares” has the meaning specified therefor in Section 2.02(c).

“Section 2.04 Maximum Number of Shares” has the meaning specified therefor in Section 2.04(c).

“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, (c) costs or expenses related to any roadshows conducted in connection with the marketing of any Shelf Underwritten Offering, and (d) fees and expenses of any counsel engaged by any Holder that are not expressly included in Registration Fees.

“Selling Holder” means a Holder selling Registrable Securities pursuant to a Registration Statement.

“Selling Stockholder Questionnaire” has the meaning specified therefor in Section 2.07.

“Shelf Piggybacking Holder” has the meaning specified therefor in Section 2.02(b).

“Shelf Registration Statement” has the meaning specified therefor in Section 2.01(a), subject to Section 2.01(d).

“Shelf Underwritten Offering” has the meaning specified therefor in Section 2.02(a).

“Underwritten Offering” means an offering (including an offering pursuant to the Shelf Registration Statement) in which shares of Common Stock are sold to an underwriter on a firm commitment basis for reoffering to the public.

“Underwritten Offering Filing” means (a) with respect to a Shelf Underwritten Offering, a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to the Shelf Registration Statement relating to such Shelf Underwritten Offering, and (b) with respect to a Piggyback Underwritten Offering, (i) a preliminary prospectus supplement (or prospectus supplement if no preliminary prospectus supplement is used) to an effective shelf Registration Statement (other than the Shelf Registration Statement) in which Registrable Securities could be included and Holders could be named as selling security holders without the filing of a post-effective amendment thereto (other than a post-effective amendment that becomes effective upon filing) or (ii) a Registration Statement (other than the Shelf Registration Statement), in each case relating to such Piggyback Underwritten Offering.

Section 1.02         Registrable Securities.

Any Registrable Security will cease to be a Registrable Security when (a) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been sold or disposed of pursuant to such Registration Statement; (b) such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act; (c) such Registrable Security is held by the Company or one of its Subsidiaries; (d) such Registrable Security has been sold or disposed of in a transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such Registrable Security pursuant to Section 2.12; or (e) such Registrable Security becomes eligible for resale without restriction and without volume limitations or the need for current public information pursuant to any section of Rule 144 (or any similar provision then in effect) under the Securities Act. Any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security, and any security that is issued or distributed in respect of a security that has ceased to be a Registrable Security shall not be a Registrable Security.

ARTICLE II
REGISTRATION RIGHTS

Section 2.01         Shelf Registration.

(a)          On or before June 12, 2017 (the “Filing Date”), the Company shall prepare and file with the Commission, and thereafter use commercially reasonable efforts to cause to be declared effective as soon as practicable after the filing thereof, a Registration Statement under the Securities Act relating to the offer and sale of the Registrable Securities by the Holders thereof (the “Shelf Registration Statement”) from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act. Promptly following the effective date of the Shelf Registration Statement, the Company shall notify the Holders of the effectiveness thereof.

(b)         Notwithstanding anything in Section 2.01(a), if for any reason the Commission does not permit the Company to include any or all of the Registrable Securities in the initial Shelf Registration Statement due to limitations on the use of Rule 415 under the Securities Act for the resale of the Registrable Securities by the Holders (a “Rule 415 Limitation”), or the Commission informs the Company that any of the Selling Holders would be deemed to be statutory underwriters, the Company shall notify the Holders thereof and use commercially reasonable efforts to promptly file amendments to the initial Shelf Registration Statement as required by the Commission and/or withdraw the initial Shelf Registration Statement and file a new registration statement on Form S-1 or such other form available for registration of the Registrable Securities as a secondary offering, in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission and avoid the Selling Holders being deemed to be statutory underwriters; provided, however, that prior to such amendment or subsequent Shelf Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities and against the Selling Holders’ being deemed statutory underwriters in accordance with Commission guidance, including without limitation, the Compliance and Disclosure Interpretation “Securities Act Rules” No. 612.09, and the Securities Act. In the event the Company amends the initial Shelf Registration Statement or files a subsequent Shelf Registration Statement, as the case may be, the Company will use commercially reasonable efforts to file with the Commission, as promptly as allowed by the Commission, Commission guidance or the Securities Act, one or more additional Shelf Registration Statements covering those Registrable Securities not included in the initial Shelf Registration Statement as amended or any subsequent Shelf Registration Statement previously filed. The number of Registrable Securities that may be included in each such Shelf Registration Statement shall be allocated among the Holders thereof in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as is necessary to avoid the Selling Holders being deemed to be statutory underwriters. If the Commission requires the Company to name any Holder as a statutory underwriter and such Holder does not consent thereto, then such Holder’s Registrable Securities shall not be included on the Shelf Registration Statement and the Company shall have no further obligations under this Section 2.01 or Section 2.02 with respect to the Registrable Securities held by such Holder.

(c)          The Shelf Registration Statement shall be on Form S-1 (or any equivalent or successor form) under the Securities Act (or to the extent the Company is eligible to use Form S-3 or any equivalent or successor form or forms, on Form S-3 or any comparable or successor form); provided, however, that if the Company has filed the Shelf Registration Statement on Form S-1 and subsequently becomes eligible to use Form S-3 or any equivalent or successor form or forms, the Company shall (i) file a post-effective amendment to the Shelf Registration Statement converting such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or any equivalent or successor form or forms or (ii) withdraw the Shelf Registration Statement on Form S-1 and file a subsequent Shelf Registration Statement on Form S-3 or any equivalent or successor form or forms.

(d)         Unless otherwise specifically stated herein, the term “Shelf Registration Statement” shall refer individually to the initial Shelf Registration Statement and to each subsequent Shelf Registration Statement, if any, filed pursuant to Section 2.01(b) or Section 2.01(c).

(e)          The Company shall use commercially reasonable efforts to cause the Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Shelf Registration Statement is available for the resale of all the Registrable Securities by the Holders until all of the Registrable Securities have ceased to be Registrable Securities (the “Effectiveness Period”).

(f)          When effective, the Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in the Shelf Registration Statement, in the light of the circumstances under which such statements are made).

Section 2.02         Underwritten Shelf Offering Requests.

(a)          In the event that any Holder or group of Holders elects to dispose of Registrable Securities under the Shelf Registration Statement pursuant to an Underwritten Offering and reasonably expects gross proceeds of at least $20,000,000 from such Underwritten Offering (including proceeds attributable to any Registrable Securities included in such Underwritten Offering by any Shelf Piggybacking Holders), the Company shall, at the request (a “Shelf Underwritten Offering Request”) of such Holder or Holders (in such capacity, a “Requesting Holder”), enter into an underwriting agreement in a form as is customary in Underwritten Offerings of securities by the Company with the underwriter or underwriters selected pursuant to Section 2.02(d) and shall take all such other reasonable actions as are requested by the Managing Underwriter of such Underwritten Offering and/or the Requesting Holders in order to expedite or facilitate the disposition of, subject to Section 2.02(c), such Registrable Securities and the Registrable Securities requested to be included by any Shelf Piggybacking Holder (a “Shelf Underwritten Offering”); provided, however, that the Company shall have no obligation to facilitate or participate in more than one Shelf Underwritten Offering in any 180-day period or more than two Shelf Underwritten Offerings per calendar year.

(b)         If the Company receives a Shelf Underwritten Offering Request, it will give written notice of such proposed Shelf Underwritten Offering to each Holder (other than the Requesting Holder) that, together with such Holder’s Affiliates, holds at least $5,000,000 of Registrable Securities calculated based on the Registrable Securities Amount, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the related Underwritten Offering Filing and, if known, the number of shares of Common Stock that are proposed to be included in such Shelf Underwritten Offering, and of such Holders’ rights under this Section 2.02(b). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Shelf Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company and the Requesting Holder that the giving of notice pursuant to this Section 2.02(b) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering); and provided further, that the Company shall not so notify any such other Holder that has notified the Company (and not revoked such notice) requesting that such Holder not receive notice from the Company of any proposed Shelf Underwritten Offering. Each such Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.2(b) to request inclusion of Registrable Securities in the Shelf Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and include such other information as is requested pursuant to clause (i) of Section 2.05(c)) (any such Holder making such request, a “Shelf Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Shelf Underwritten Offering.

(c)          If the Managing Underwriter of the Shelf Underwritten Offering shall inform the Company and the Requesting Holders in writing, with a copy to be provided upon request to any Shelf Piggybacking Holder, of its belief that the number of Registrable Securities requested to be included in such Shelf Underwritten Offering by the Requesting Holders and any Shelf Piggybacking Holders (and any other shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering) would materially adversely affect such offering, then the Company shall include in the applicable Underwritten Offering Filing, to the extent of the total number of Registrable Securities that the Company is so advised can be sold in such Shelf Underwritten Offering without so materially adversely affecting such offering (the “Section 2.02 Maximum Number of Shares”), Registrable Securities in the following priority:

(i)           First, all Registrable Securities that the Requesting Holder and Shelf Piggybacking Holders requested to be included therein (the “Requesting Holder and Shelf Piggybacking Holder Securities”) (pro rata among the Requesting Holders and Shelf Piggybacking Holders based on the number of Registrable Securities each requested to be included; and

(ii)          Second, to the extent that the number of Requesting Holder and Shelf Piggybacking Holder Securities is less than the Section 2.02 Maximum Number of Shares, the shares of Common Stock requested to be included by any other Persons having registration rights with respect to such offering, pro rata among such other Persons based on the number of shares of Common Stock each requested to be included.

(d)          The Company shall select the Managing Underwriter and any other underwriters in connection with such Shelf Underwritten Offering. The Requesting Holders shall determine the pricing of the Registrable Securities offered pursuant to any Shelf Underwritten Offering and the applicable underwriting discounts and commissions and determine the timing of any such Shelf Underwritten Offering, subject to Section 2.03.

Section 2.03         Delay and Suspension Rights.

Notwithstanding any other provision of this Agreement, the Company may (a) delay filing or effectiveness of the Shelf Registration Statement (or any amendment thereto) or effecting a Shelf Underwritten Offering or (b) suspend the Holders’ use of any prospectus that is a part of a Shelf Registration Statement upon written notice to each Holder whose Registrable Securities are included in such Shelf Registration Statement (provided that in no event shall such notice contain any material non-public information regarding the Company) (in which event such Holder shall immediately discontinue sales of Registrable Securities pursuant to such Registration Statement but may settle any then-contracted sales of Registrable Securities), in each case for a period of up to 60 days, if the Company determines (i) that such delay or suspension is in the best interest of the Company and its stockholders generally due to a pending transaction involving the Company (including a pending securities offering by the Company, or any proposed financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company), (ii) that such registration or offering would render the Company unable to comply with applicable securities laws or (C) that such registration or offering would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Suspension Period”); provided, however, that in no event shall any Suspension Periods collectively exceed an aggregate of 120 days in any twelve-month period.

Section 2.04         Piggyback Registration Rights.

(a)          Subject to Section 2.04(c), if the Company at any time proposes to file an Underwritten Offering Filing for an Underwritten Offering of shares of Common Stock for its own account or for the account of any other Persons who have or have been granted registration rights (a “Piggyback Underwritten Offering”), it will give written notice of such Piggyback Underwritten Offering to each Holder that, together with such Holder’s Affiliates, holds at least the $5,000,000 of Registrable Securities calculated based on the Registrable Securities Amount, which notice shall be held in strict confidence by such Holders and shall include the anticipated filing date of the Underwritten Offering Filing and, if known, the number of shares of Common Stock that are proposed to be included in such Piggyback Underwritten Offering, and of such Holders’ rights under this Section 2.04(a). Such notice shall be given promptly (and in any event at least five Business Days before the filing of the Underwritten Offering Filing or two Business Days before the filing of the Underwritten Offering Filing in connection with a bought or overnight Underwritten Offering); provided, that if the Piggyback Underwritten Offering is a bought or overnight Underwritten Offering and the Managing Underwriter advises the Company that the giving of notice pursuant to this Section 2.04(a) would adversely affect the offering, no such notice shall be required (and such Holders shall have no right to include Registrable Securities in such bought or overnight Underwritten Offering). Each such Holder shall then have four Business Days (or one Business Day in the case of a bought or overnight Underwritten Offering) after the date on which the Holders received notice pursuant to this Section 2.04(a) to request inclusion of Registrable Securities in the Piggyback Underwritten Offering (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and include such other information as is requested pursuant to clause (i) of Section 2.05(c)) (any such Holder making such request, a “Piggybacking Holder”). If no request for inclusion from a Holder is received within such period, such Holder shall have no further right to participate in such Piggyback Underwritten Offering. Subject to Section 2.04(c), the Company shall use commercially reasonable efforts to include in the Piggyback Underwritten Offering all Registrable Securities that the Company has been so requested to include by the Piggybacking Holders; provided, however, that if, at any time after giving written notice of a proposed Piggyback Underwritten Offering pursuant to this Section 2.04(a) and prior to the execution of an underwriting agreement with respect thereto, the Company or such other Persons who have or have been granted registration rights, as applicable, shall determine for any reason not to proceed with or to delay such Piggyback Underwritten Offering, the Company shall give written notice of such determination to the Piggybacking Holders (which such Holders will hold in strict confidence) and (i) in the case of a determination not to proceed, shall be relieved of its obligation to include any Registrable Securities in such Piggyback Underwritten Offering (but not from any obligation of the Company to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay, shall be permitted to delay inclusion of any Registrable Securities for the same period as the delay in including the shares of Common Stock to be sold for the Company’s account or for the account of such other Persons who have or have been granted registration rights, as applicable.

(b)         Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any Piggyback Underwritten Offering at any time prior to the execution of an underwriting agreement with respect thereto by giving written notice to the Company of its request to withdraw.

(c)          If the Managing Underwriter of the Piggyback Underwritten Offering shall inform the Company of its belief that the number of Registrable Securities requested to be included in such Piggyback Underwritten Offering, when added to the number of shares of Common Stock proposed to be offered by the Company or such other Persons who have or have been granted registration rights (and any other shares of Common Stock requested to be included by any other Persons having registration rights on parity with the Piggybacking Holders with respect to such offering), would materially adversely affect such offering, then the Company shall include in such Piggyback Underwritten Offering, to the extent of the total number of securities which the Company is so advised can be sold in such offering without so materially adversely affecting such offering (the “Section 2.04 Maximum Number of Shares”), shares of Common Stock in the following priority:

(i)           First, if the Piggyback Underwritten Offering is for the account of the Company, all shares of Common Stock that the Company proposes to include for its own account (the “Company Securities”) or, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, all shares of Common Stock that such Persons propose to include (the “Other Securities”); and

(ii)          Second, if the Piggyback Underwritten Offering is for the account of the Company, to the extent that the number of Company Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Common Stock requested to be included by the Piggybacking Holders; and holders of any other shares of Common Stock requested to be included by Persons having rights of registration on parity with the Piggybacking Holders with respect to such offering, pro rata among the Piggybacking Holders and such other holders based on the number of shares of Common Stock each requested to be included and, if the Piggyback Underwritten Offering is for the account of any other Persons who have or have been granted registration rights, to the extent that the number of Other Securities is less than the Section 2.04 Maximum Number of Shares, the shares of Common Stock requested to be included by the Piggybacking Holders, pro rata among the Piggybacking Holders.

(d)         The Company or the other Persons who have or have been granted registration rights initiating such Piggyback Underwritten Offering (if so entitled pursuant to such registration rights), as applicable, shall select the underwriters in any Piggyback Underwritten Offering and shall determine the pricing of the shares of Common Stock offered pursuant to any Piggyback Underwritten Offering, the applicable underwriting discounts and commissions and the timing of any such Piggyback Underwritten Offering.

Section 2.05         Participation in Underwritten Offerings.

(a)          In connection with any Underwritten Offering contemplated by Section 2.02 or Section 2.04, the underwriting agreement into which each Selling Holder and the Company shall enter into shall contain such representations, covenants, indemnities (subject to Section 2.10) and other rights and obligations as are customary in Underwritten Offerings by the Company. No Selling Holder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Holder’s authority to enter into such underwriting agreement and to sell, and its ownership of, the securities being registered on its behalf, its intended method of distribution and any other representation required by law.

(b)         Any participation by Holders in a Piggyback Underwritten Offering shall be in accordance with the plan of distribution of (i) the Company, if such Piggyback Underwritten Offering is for the account of the Company, or (ii) any other Persons who have or have been granted registration rights, if the Piggyback Underwritten Offering is for the account of such other Persons.

(c)          In connection with any Piggyback Underwritten Offering in which any Holder has the right to include Registrable Securities pursuant to Section 2.04, such Holder agrees (i) to supply any information reasonably requested by the Company in connection with the preparation of a Registration Statement and/or any other documents relating to such registered offering (including a Selling Stockholder Questionnaire) and (ii) to execute and deliver any agreements and instruments being executed by all holders on substantially the same terms reasonably requested by the Company or the Managing Underwriter, as applicable, to effectuate such registered offering, including, without limitation, underwriting agreements (subject to Section 2.05(a)), custody agreements, lock-up agreements pursuant to which such Holder agrees not to sell or purchase any securities of the Company for the same period of time following the registered offering as is agreed to by the Company and the other participating holders or such shorter period as the Managing Underwriter shall agree to, powers of attorney and questionnaires.

(d)         If the Company or the Managing Underwriter, as applicable, requests that the Holders take any of the actions referred to in clause (ii) of Section 2.05(c), the Holders shall take such action promptly but in any event within two Business Days following the date of such request.

Section 2.06         Registration and Sale Procedures.

In connection with its obligations under this Article II and with respect to each Registration Statement that includes Registrable Securities, the Company will:

(a)          promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(b)          make available to each Selling Holder (i) as far in advance as reasonably practicable before filing the Registration Statement, any prospectus used in connection therewith or any supplement or amendment thereto, upon request, copies of reasonably complete drafts of all such documents proposed to be filed (including exhibits and each document incorporated by reference therein to the extent then required by the rules and regulations of the Commission), and provide each such Selling Holder the opportunity to object to any information pertaining to such Selling Holder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Holder with respect to such information prior to filing the Registration Statement, prospectus or supplement or amendment thereto, and (ii) such number of copies of the Registration Statement and the prospectus included therein and any supplements and amendments thereto as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered thereby;

(c)          if applicable, use commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as the Selling Holders shall reasonably request; provided, however, that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify, take any action that would subject the Company to any material tax in any such jurisdiction where it is not then so subject, or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

(d)          promptly notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered by any of them under the Securities Act, of (i) the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to the Registration Statement or any prospectus or prospectus supplement thereto;

(e)          (i) immediately notify each Selling Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (A) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which such statements were made); (B) the issuance or express threat of issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or the initiation of any proceedings for that purpose; or (C) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction; and (ii) following the provision of such notice, as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(f)          upon request and subject to appropriate confidentiality obligations, furnish to each Selling Holder copies of any and all transmittal letters or other correspondence with the Commission or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to the Registration Statement;

(g)         otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(h)         cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

(i)           use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders to consummate the disposition of such Registrable Securities;

(j)           provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of the Registration Statement;

(k)          if requested by a Selling Holder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(l)           in connection with an Underwritten Offering, use commercially reasonable efforts to provide to each Selling Holder a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent petroleum engineers of the Company relating to the oil and gas reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering; and

(m)         make available for inspection by any Selling Holder of Registrable Securities, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by any such holder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such Registration Statement; provided, that the Company need not disclose any non-public information to any such person unless and until such person has entered into a confidentiality agreement with the Company.

Each Selling Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (e) of this Section 2.06, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Selling Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (e) of this Section 2.06 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Holder will deliver to the Company (at the Company’s expense) all copies in their possession or control, other than permanent file copies then in such Selling Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.07         Cooperation by Holders.

The Company shall have no obligation to include Registrable Securities of a Holder in a Registration Statement who has failed to furnish, within five Business Days of a request by the Company, such information that the Company determines, after consultation with its counsel, is reasonably required in order for the Registration Statement or prospectus supplement, as applicable, to comply with the Securities Act. The Company may require each Holder to furnish to the Company a written statement as to the number of shares of Common Stock beneficially owned by such Holder. Without limiting the foregoing, with respect to the Shelf Registration Statement, each Holder agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a “Selling Stockholder Questionnaire”) on a date that is not less than three Business Days prior to the Filing Date or three Business Days following the date on which such Holder receives draft materials in accordance with Section 2.06(b).

Section 2.08         Restrictions on Public Sales by Holders.

Each Holder agrees not to effect any public sale or distribution of Registrable Securities for a period of up to 60 days following completion of an Underwritten Offering of equity securities by the Company; provided that (i) the Company gives written notice to such Holder of the date of the commencement and termination of such period with respect to any such Underwritten Offering and (ii) the duration of the foregoing restrictions shall be no longer than the duration of the shortest restriction generally imposed by the underwriters of such Underwritten Offering on the Company or on the officers or directors or any other shareholder of the Company on whom a restriction is imposed and (iii) the restrictions set forth in this Section 2.08 shall not apply to any Registrable Securities that are included in such Underwritten Offering by such Selling Holder; provided further, that this Section 2.08 shall not apply to any Holder that, together with such Holder’s Affiliates, holds less than 5% of the outstanding shares of Common Stock.

Section 2.09         Expenses.

The Company will pay all reasonable Registration Expenses as determined in good faith. Each Selling Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

Section 2.10         Indemnification and Contribution.

(a)          Indemnification by the Company. The Company will indemnify and hold harmless each Selling Holder, its directors, officers managers, employees, investment managers, agents and Affiliates and each other Person, if any, who controls such Selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any losses, claims, damages or liabilities, joint or several (collectively, “Losses”) to which such Selling Holder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law, or any rule or regulations promulgated under the Securities Act, the Exchange Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance required under this Agreement, and the Company will reimburse such Selling Holder and each such director, officer, manager, employee, investment manager, agent, Affiliate and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such Losses, actions or proceedings (collectively, “Expenses”); provided that the Company shall not be liable in any such case to the extent that any such Losses or Expenses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, free writing prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Selling Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

(b)         Indemnification by Selling Holders. Each Selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each director of the Company, its directors and officers and each other Person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20 of the Exchange from and against any Losses to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, and will reimburse them for any Expenses reasonably incurred by any of them (in each case in the same manner and to the same extent as set forth in Section 2.10(a)), insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) or Expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement or any preliminary prospectus, free writing prospectus or final prospectus contained therein or related thereto, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus, in the light of the circumstances under which such statements were made), if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information furnished to the Company in writing or electronically by or on behalf of such Selling Holder expressly for use in the preparation thereof (it being understood that any Selling Stockholder Questionnaire furnished by such Selling Holder is furnished expressly for this purpose). Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such Selling Holder.

(c)          Notices of Claims; Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 2.10(a) or Section 2.10(b), such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.10, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other Expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (ii) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party that are not available to the Indemnifying Party or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties (plus one firm of local counsel for all Indemnified Parties in each relevant jurisdiction)), and the Indemnifying Party shall be liable for any Expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d)         Contribution.

(i)           If the indemnification provided for in this Section 2.10 is unavailable to an Indemnified Party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and any Selling Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(ii)          The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 2.10(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 2.10(d)(i). The amount paid or payable by an Indemnified Party as a result of the Losses referred to in Section 2.10(d)(i) shall be deemed to include, subject to the limitations set forth above, any Expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)          Limitation of Holders’ Liability. Notwithstanding the provisions of this Section 2.10, no Holder shall be liable for indemnification or contribution pursuant to this Section 2.10 for any amount in excess of the net proceeds received by such Holder from the sale of Registrable Securities pursuant to a Registration Statement.

(f)          Indemnification Payments. The indemnification and contribution required by this Section 2.10 shall be made by periodic payments of the amount of any such Losses or Expenses as and when bills are received or such Losses or Expenses are incurred.

Section 2.11         Rule 144 Reporting.

With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

(a)          make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b)         file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c)          so long as a Holder owns any Registrable Securities, furnish, unless otherwise available via EDGAR, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Holder to sell any such securities without registration.

Section 2.12         Transfer or Assignment of Registration Rights.

The rights to cause the Company to register Registrable Securities granted to the Holders by the Company under this Article II may be transferred or assigned by the Holders to one or more transferees or assignees of Registrable Securities; provided, however, that (a) unless the transferee or assignee is an Affiliate of, and after such transfer or assignment continues to be an Affiliate of, the transferee, the number of Registrable Securities transferred or assigned to such transferee or assignee, together with any other Registrable Securities held by such transferee or assignee, shall be at least $5,000,000 in Registrable Securities calculated based on the Registrable Securities Amount, (b) the Company is given written notice prior to such transfer or assignment, stating the name and address of each such transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned, and (c) each such transferee or assignee assumes in writing responsibility for its portion of the obligations of the transferor under this Agreement.

Section 2.13         Other Registration Rights.

From and after the date hereof, the Company shall not, without the prior written consent of the Majority Holders, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to require the Company to include securities in any registration statement filed by the Company for such Holders on a basis other than pari passu with, or expressly subordinate to, the piggyback rights of the Holders hereunder; provided, that in no event shall the Company enter into any agreement that would permit another holder of securities of the Company to participate on a pari passu basis (in terms of priority of cut-back based on advice of underwriters) with a Requesting Holder or a Shelf Piggybacking Holder in a Shelf Underwritten Offering.

ARTICLE III
MISCELLANEOUS

Section 3.01         Communications.

All notices and other communications provided for or permitted hereunder shall be made in writing by electronic mail, courier service or personal delivery:

(a)          if to a Lender, to such Lender at its address set forth in its Administrative Questionnaire;

(b)          if to any Holder other than a Lender, to such Holder at the address provided pursuant to Section 2.12; and

(c)          if to the Company, to it at:

300 E. Sonterra Blvd., Suite 1220
San Antonio, Texas 78258
Attention: General Counsel
Email: AFuchs@lilisenergy.com

; or, in each case, to such other address for such party as shall have been communicated by such party by like notice.

All such notices and communications shall be deemed to have been received at the time delivered by hand, if personally delivered; when receipt acknowledged, if sent by electronic mail; and when actually received, if sent by courier service.

Section 3.02         Successors and Assigns.

This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including subsequent Holders of Registrable Securities to the extent permitted herein; provided, however, that all or any portion of the rights and obligations of any Holder under this Agreement may be transferred or assigned by such Holder only in accordance with Section 2.12.

Section 3.03         Recapitalization, Exchanges, Etc. Affecting the Shares.

The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, share splits, recapitalizations, pro rata distributions of shares and the like occurring after the date of this Agreement.

Section 3.04         Aggregation of Registrable Securities.

All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.05         Specific Performance.

Damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and it is therefore agreed that each such Person, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity that such Person may have. The Company acknowledges that this Agreement constitutes a Loan Document.

Section 3.06         Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

Section 3.07         Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.08         Governing Law.

THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT (INCLUDING ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT), WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. ANY ACTION AGAINST ANY PARTY RELATING TO THE FOREGOING SHALL BE BROUGHT IN ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF NEW YORK, AND THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT LOCATED WITHIN THE STATE OF NEW YORK OVER ANY SUCH ACTION. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH DISPUTE BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES HERETO AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

Section 3.09         Severability of Provisions.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

Section 3.10         Entire Agreement.

This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the rights granted by the Company set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

Section 3.11         Amendment.

This Agreement may be amended only by means of a written amendment signed by the Company and the Majority Holders; provided, however, that no such amendment shall materially and adversely affect the rights of any Holder hereunder without the consent of such Holder.

Section 3.12         No Presumption.

If any claim is made by a party relating to any conflict, omission or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.13         Obligations Limited to Parties to Agreement.

Each of the parties hereto covenants, agrees and acknowledges that no Person other than the Holders and the Company shall have any obligation hereunder and that, notwithstanding that one or more of the Holders may be a corporation, partnership or limited liability company, no recourse under this Agreement or under any documents or instruments delivered in connection herewith or therewith shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any Holder or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, stockholder or Affiliate of any of the foregoing, as such, for any obligations of the Holders under this Agreement or any documents or instruments delivered in connection herewith or therewith or for any claim based on, in respect of or by reason of such obligation or its creation, except in each case for any transferee or assignee of a Holder hereunder.

Section 3.14         Independent Nature of Holders’ Obligations.

The obligations of each Holder under this Agreement are several and not joint with the obligations of any other Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder under this Agreement. Nothing contained herein, and no action taken by any Holder pursuant thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

Section 3.15         Interpretation.

Article and Section references are to this Agreement, unless otherwise specified. All references to instruments, documents, contracts and agreements are references to such instruments, documents, contracts and agreements as the same may be amended, supplemented and otherwise modified from time to time, unless otherwise specified. The word “including” shall mean “including but not limited to.” Whenever any determination, consent or approval is to be made or given by a Holder under this Agreement, such action shall be in such Holder’s sole discretion unless otherwise specified.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto execute this Agreement, effective as of the date first above written.

COMPANY:

LILIS ENERGY, INC.

By:	/s/ Joseph C. Daches
Joseph C. Daches
Chief Financial Officer

Severally and not jointly for each entity listed below:

By:	/s/ Markus Specks
Markus Specks
Managing Director

THE VÄRDE FUND VI-A, L.P., as a Lender
By:	Värde Investment Partners G.P., LLC, Its General Partner
By:	Värde Partners, L.P., Its Managing Member
By:	Värde Partners, Inc., Its General Partner

VÄRDE INVESTMENT PARTNERS, L.P., as a Lender
By:	Värde Investment Partners G.P., LLC, Its General Partner
By:	Värde Partners, L.P., Its Managing Member
By:	Värde Partners, Inc., Its General Partner

THE VÄRDE FUND XI (MASTER), L.P., as a Lender
By:	Värde Fund XI G.P., LLC, Its General Partner
By:	Värde Partners, L.P., Its Managing Member
By:	Värde Partners, Inc., Its General Partner

VÄRDE INVESTMENT PARTNERS (OFFSHORE)
MASTER, L.P., as a Lender
By:	Värde Investment Partners G.P., LLC, Its General Partner
By:	Värde Partners, L.P., Its Managing Member
By:	Värde Partners, Inc., Its General Partner

THE VÄRDE SKYWAY MASTER FUND, L.P., as a Lender
By:	The Värde Skyway Fund G.P., LLC, Its General Partner
By:	Värde Partners, L.P., Its Managing Member
By:	Värde Partners, Inc., Its General Partner

THE VÄRDE FUND XII (MASTER), L.P., as a Lender
By:	The Värde Fund XII G.P., L.P., Its General Partner
By:	The Värde Fund XII UGP, LLC, Its General Partner
By:	Värde Partners, L.P., Its Managing Member
By:	Värde Partners, Inc., Its General Partner

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

Annex A

LILIS ENERGY, INC.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of Lilis Energy, Inc., a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Stockholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐   No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐   No ☐

Note: If “no” to Section 3(b), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐   No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐   No ☐

Note: If “no” to Section 3(d), the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Stockholder:

5.          Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past two years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Lilis Energy, Inc.

Attn: General Counsel

300 E. Sonterra Blvd., Suite 1220

San Antonio, TX 78258

Email: afuchs@lilisenergy.com